UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 16, 2017

Date of report (Date of earliest event reported)

GAIN CAPITAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35008	20-4568600
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Bedminster One 135 Route 202/206 Bedminster, New Jersey 07921
(Address of Principal Executive Offices)

(908) 731-0700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 16, 2017, GAIN Capital Holdings, Inc. (the “Company”) priced its offering of $80 million aggregate principal amount of its 5.00% convertible senior notes due 2022 (the “Notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. The Company’s press release announcing the pricing of the offering is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated August 17, 2017

Forward Looking Statements

This Current Report on Form 8-K includes forward-looking statements regarding the Company’s financing plans, including statements related to the offering of the Notes and intended use of net proceeds of the offering. Such statements are subject to certain risks and uncertainties including, without limitation, risks related to market and other general economic conditions, whether the Company will be able to satisfy the conditions required to close the sale of the Notes and the anticipated use of the net proceeds from the sale of the Notes. The Company’s forward-looking statements also involve assumptions that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout the Company’s annual report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on March 15, 2017, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in the Company’s systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, our ability to effectively compete, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. As a result, you are cautioned not to rely on these forward-looking statements. The forward-looking statements included herein represent the Company’s views as of the date of this release. The Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 17, 2017

GAIN CAPITAL HOLDINGS, INC.

By:	/s/ Diego A. Rotsztain
Name:	Diego A. Rotsztain
Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated August 17, 2017